Exhibit 99.2

Slide: 0 Title: Third Quarter 2012 Results Package October 25, 2012

Slide: 1 Title: Third Quarter Highlights Other Placeholder: Posted 26% digital bookings(1) growth Bundled sales accounted for 66% of total bookings(2) Bundles generated more than half of total bookings year to date Continued to drive down costs Cut $31mm of expenses YoY; $79mm of reductions year to date. In line to meet narrowed full year guidance In line with the third quarter ad sales guidance of -13% to -14% On track to achieve digital bookings growth in excess of 30% for year Other Placeholder: 1

Slide: 2 Title: Sales Trends Other Placeholder: 2  Print bookings trends similar to industry performance Solid digital bookings positively impacting total bookings performance Overall ad sales in line with Q3 guidance

Slide: 3 Title: Revenue, EBITDA and Expense Trends  41%  44%  42%  (4)  (4)  Please see the appendix for reconciliations of non-GAAP financial measures to the most comparable GAAP measures.   $ millions  Continued cost management driving strong EBITDA Other Placeholder: 3  43%  Continued cost management supporting stable margins

Slide: 4 Title: 3Q12 Adjusted EBITDA To Free Cash Flow  $ millions  (4)  Please see the appendix for reconciliations of non-GAAP financial measures to the most comparable GAAP measures. Other Placeholder: 4

Slide: 5  $ millions Title: Adjusted Net Debt(5)  Please see the appendix for reconciliations of non-GAAP financial measures to the most comparable GAAP measures. Other Placeholder: 5  Retired $545 mm of debt during 2012

Slide: 6  2012 Guidance  3rd  Quarter - YoY change in Ad Sales (13%) to (14%) Net revenue $1,275 to $1,300 Adjusted EBITDA(4) $535 to $565Adjusted free cash flow $320 to $350  Metrics  Current Guidance  Please see the appendix for reconciliations of non-GAAP financial measures to the most comparable GAAP measures.   $ millions Other Placeholder: 6

Slide: 7 Title: Safe Harbor Statement  SAFE HARBOR PROVISIONCertain statements contained in this press release regarding Dex One Corporation’s (“Dex One’s”) future operating results, performance, business plans, prospects, guidance and any other statements not constituting historical fact are “forward-looking statements” subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. Where possible, the words “believe,” “expect,” “anticipate,” “intend,” “should,” “will,” “would,” “planned,” “estimated,” “potential,” “goal,” “outlook,” “may,” “predicts,” “could,” or the negative of such terms, or other comparable expressions, as they relate to Dex One or its management, have been used to identify such forward-looking statements. All forward-looking statements reflect only Dex One’s current beliefs and assumptions with respect to future business plans, prospects, decisions and results, and are based on information currently available to Dex One. Accordingly, the statements are subject to significant risks, uncertainties and contingencies, which could cause Dex One’s actual operating results, performance or business plans or prospects to differ materially from those expressed in, or implied by, these statements. Factors that could cause actual results to differ materially from current expectations include risks and other factors described in Dex One’s publicly available reports filed with the SEC, which contain a discussion of various factors that may affect Dex One’s business or financial results. Such risks and other factors, which in some instances are beyond Dex One’s control, include: the continuing decline in the use of print directories; increased competition, particularly from existing and emerging digital technologies; ongoing weak economic conditions and continued decline in advertising sales; our ability to collect trade receivables from customers to whom we extend credit; our ability to generate sufficient cash to service our debt; our ability to comply with the financial covenants contained in our debt agreements and the potential impact to operations and liquidity as a result of restrictive covenants in such debt agreements; our ability to refinance or restructure our debt on reasonable terms and conditions as might be necessary from time to time; increasing interest rates; changes in our and our subsidiaries’ credit ratings; changes in accounting standards; regulatory changes and judicial rulings impacting our business; adverse results from litigation, governmental investigations or tax related proceedings or audits; the effect of labor strikes, lock-outs and negotiations; potential adverse impacts to our operations and customer and vendor relationships resulting from the announcement of the proposed merger with SuperMedia Inc. (“SuperMedia”) or any delays in completing, or failure to complete, the same; successful realization of the expected benefits of acquisitions, divestitures and joint ventures; our ability to maintain agreements with CenturyLink, AT&T and other major Internet search and local media companies; our reliance on third-party vendors for various services; and other events beyond our control that may result in unexpected adverse operating results. Dex One is not responsible for updating the information contained in this press release beyond the published date, or for changes made to this document by wire services or Internet service providers. This press release is being furnished to the SEC through a Form 8-K. The company’s Quarterly Report on Form 10-Q for the period ended Sept. 30, 2012 to be filed with the SEC may contain updates to the information included in this release. Other Placeholder: 7

Slide: 8 Other Placeholder: IMPORTANT INFORMATION FOR INVESTORS AND SECURITY HOLDERS This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.  The proposed merger transaction between SuperMedia and Dex One will be submitted to the respective stockholders of SuperMedia and Dex One.  In connection with the proposed transaction, Newdex, Inc., a subsidiary of Dex One (“Newdex”), will file with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 that will include a joint proxy statement/prospectus to be used by SuperMedia and Dex One to solicit the required approval of their stockholders and that also constitutes a prospectus of Newdex.  INVESTORS AND SECURITY HOLDERS OF SUPERMEDIA AND DEX ONE ARE ADVISED TO CAREFULLY READ THE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS) AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION, THE PARTIES TO THE TRANSACTION AND THE RISKS ASSOCIATED WITH THE TRANSACTION.  A definitive joint proxy statement/prospectus will be sent to security holders of SuperMedia and Dex One seeking their approval of the proposed transaction. Investors and security holders may obtain a free copy of the joint proxy statement/prospectus (when available) and other relevant documents filed by SuperMedia and Dex One with the SEC from the SEC’s website at www.sec.gov.  Copies of the documents filed by SuperMedia with the SEC will be available free of charge on SuperMedia’s website at www.supermedia.com under the tab “Investors” or by contacting SuperMedia’s Investor Relations Department at (877) 343-3272.  Copies of the documents filed by Dex One with the SEC will be available free of charge on Dex One’s website at www.dexone.com under the tab “Investors” or by contacting Dex One’s Investor Relations Department at (800) 497-6329. SuperMedia and Dex One and their respective directors, executive officers and certain other members of management may be deemed to be participants in the solicitation of proxies from their respective security holders with respect to the transaction.  Information about these persons is set forth in SuperMedia’s proxy statement relating to its 2012 Annual Meeting of Shareholders and Dex One’s proxy statement relating to its 2012 Annual Meeting of Stockholders, as filed with the SEC on April 11, 2012 and March 22, 2012, respectively, and subsequent statements of changes in beneficial ownership on file with the SEC.  These documents can be obtained free of charge from the sources described above.  Security holders and investors may obtain additional information regarding the interests of such persons, which may be different than those of the respective companies’ security holders generally, by reading the joint proxy statement/prospectus and other relevant documents regarding the transaction (when available), which will be filed with the SEC. Other Placeholder: 8

Slide: 9 Title: Endnotes Other Placeholder: 9  Bookings is a non-GAAP statistical measure that represents sales activity associated with our print directories and Internet-based marketing solutions during the period.  Bookings associated with our local customers represent signed contracts during the period. Bookings associated with our national customers represent what has been published or fulfilled during the period.  The year over year change in bookings is calculated by dividing the difference between bookings in the current period and bookings generated in the prior year divided by bookings generated in the prior year. For local customers, bundles are defined as sales that include multiple media products and marketing services incorporated into one of a limited number customizable sets reflecting specified pricing terms.  For national customers, bundles are defined as sales that comprise print and digital solutions or services sold concurrently.Advertising sales is another non-GAAP statistical measure and consist of sales of advertising in print directories distributed during the period and Internet-based products and services with respect to which such advertising first appeared publicly during the period.  The year over year change in ad sales is calculated by dividing the difference between ad sales in the current period and adjusted ad sales in the prior year divided by adjusted ad sales in the prior year.  Adjustments might be made to prior year’s ad sales in an attempt to create a same store sales metric. Adjusted EBITDA and adjusted costs exclude the following items in the applicable periods: gain on sale of assets, net; gains on debt transactions, net; and stock based compensation and long-term incentive costs. Represents principal outstanding, which includes the fair value discount.  These figures differ from GAAP balances.

Slide: 10 Title: APPENDIX

Slide: 11 Title: Bank Loan Amortization Schedules Other Placeholder: 11  Note: Amortization schedules may change over time as a result of non-scheduled payments, such as optional prepayments.    $ millions; as of 9/30/12   Please see the appendix for reconciliations of non-GAAP financial measures to the most comparable GAAP measures.

Slide: 12 Title: GAAP Reconciliations: Adjusted EBITDA Other Placeholder: 12  EBITDA and Adjusted EBITDA are not measurements of operating performance computed in accordance with GAAP and should not be considered as a substitute for net income (loss) prepared in conformity with GAAP. In addition, EBITDA and Adjusted EBITDA may not be comparable to similarly titled measures of other companies. Management believes that these non-GAAP financial measures are important indicators of our operations because they exclude items that may not be indicative of, or related to, our core operating results, and provide a better baseline for analyzing our underlying business.  Adjusted EBITDA for the three and nine months ended September 30, 2012 is determined by adjusting EBITDA for (i) gain on Debt Repurchases, net and (ii) stock-based compensation expense and long-term incentive program (iii) Merger transactions and integration expenses. Adjusted EBITDA for the three months ended September 30, 2011 is determined by adjusting EBITDA for (i) impairment charges and (ii) stock-based compensation expense and long-term incentive program. Adjusted EBITDA for the nine months ended September 30, 2011 is determined by adjusting EBITDA for (i) impairment charges, (ii) gain on sale of assets, net and (iii) stock-based compensation expense and long-term incentive program.   $ millions  Note:  These schedules are preliminary and subject to change pending the Company's filing of its Form 10-Q.  Please see accompanying reconciliation endnotes.

Slide: 13 Title: GAAP Reconciliations: Free Cash Flow Other Placeholder: 13  $ millions  Note:  These schedules are preliminary and subject to change pending the Company's filing of its Form 10-Q.  Please see accompanying reconciliation endnotes.

Slide: 14 Title: GAAP Reconciliations: Net Debt 3Q11 – 3Q12 Other Placeholder: 14  $ millions  Note:  These schedules are preliminary and subject to change pending the Company's filing of its Form 10-Q.  Please see accompanying reconciliation endnotes.

Slide: 15 Title: GAAP Reconciliations: 2012 Guidance Other Placeholder: 15  $ millions  Note:  These schedules are preliminary and subject to change pending the Company's filing of its Form 10-Q.  Please see accompanying reconciliation endnotes.

Slide: 16 Title: GAAP Reconciliations: Endnotes Other Placeholder: 16  Note:  These schedules and notes are preliminary and subject to change pending the Company's filing of its Form 10-Q. Other Placeholder: The Company concluded there were indicators of impairment as of May 31, 2011. As a result, we performed impairment tests of our goodwill, definite-lived intangible assets and other long-lived assets as of May 31, 2011. The impairment testing results for recoverability of our definite-lived intangible assets and other long-lived assets indicated they were recoverable and thus no impairment test was required as of May 31, 2011. Based upon the testing results of our goodwill, we determined that the remaining goodwill assigned to each of our reporting units was fully impaired and thus recognized an aggregate goodwill impairment charge of $801.1 million during the second quarter of 2011, which was recorded at each of our reporting units. On April 19, 2012, the Company utilized cash on hand of $26.5 million to repurchase $98.2 million aggregate principal amount of Dex One senior subordinated notes. On March 23, 2012, the Company utilized cash on hand of $69.5 million to repurchase loans under our credit facilities of $142.1 million. These debt transactions are hereby referred to as the "Debt Repurchases." The Debt Repurchases have been accounted for as an extinguishment of debt resulting in a non-cash, pre-tax gain of $139.6 million during the nine months ended September 30, 2012. On February 14, 2011, we completed the sale of substantially all net assets of Business.com. As a result, we recognized a gain on sale of these assets of $13.4 million during the first quarter of 2011. In conjunction with our adoption of fresh start accounting, an adjustment was established to record our outstanding debt at fair value on the Fresh Start Reporting Date. The Company was required to record our credit facilities at a discount as a result of their fair value on the Fresh Start Reporting Date. Therefore, the carrying amount of these debt obligations is lower than the principal amount due at maturity. This fair value adjustment is amortized as an increase to interest expense over the remaining term of the respective debt agreements and does not impact future scheduled interest or principal payments. The unamortized fair value adjustment resulting from fresh start accounting was $41.6 million at September 30, 2012. Net debt represents total debt less cash and cash equivalents on the respective date. Net debt – eliminating fair value discount eliminates the fair value discount as a result of fresh start accounting described in Note 4 and represents principal amounts due at maturity.